   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1999
                                                      REGISTRATION NO. 333-84903
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 4
                                       TO
                                    FORM S-4


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                     J.L. FRENCH AUTOMOTIVE CASTINGS, INC.*

             (Exact name of registrant as specified in its charter)
                            ------------------------

           DELAWARE                        3714                    13-3983670
 (State or other jurisdiction        (Primary Standard          (I.R.S. Employer
              of                        Industrial           Identification Number)
incorporation or organization)  Classification Code Number)

                            ------------------------

                 4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
                           TELEPHONE: (612) 332-2335
              (Address, including zip code, and telephone number,
            including area code, of Registrants' principal offices)

                               THOMAS C. DINOLFO
                     TREASURER AND CHIEF FINANCIAL OFFICER
                     J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
               3101 S. TAYLOR, P.O. BOX 1024, SHEBOYGAN, WI 53082
                           TELEPHONE: (920) 458-7724
  (Address, including zip code, and telephone number, including area code, of
                               Agent for Service)

                                    Copy to:
                            CARTER W. EMERSON, P.C.
                                KIRKLAND & ELLIS
                   200 EAST RANDOLPH DRIVE, CHICAGO, IL 60601
                           TELEPHONE: (312) 861-2000

*The companies that are listed on the next page are also included in this Form S-4 Registration Statement as additional Registrants.

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: The exchange will occur as soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to
Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
                            ------------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT WILL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT BECOMES EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              JURISDICTION OF   I.R.S. EMPLOYER
EXACT NAME OF ADDITIONAL REGISTRANTS*                            FORMATION     IDENTIFICATION NO.
-------------------------------------                         ---------------  ------------------
French Holdings, Inc........................................  Delaware             39-1850518
J.L. French Corporation.....................................  Wisconsin            39-1098901
Allotech International, Inc.................................  Wisconsin            39-1595832

------------------------

* The address for each of the additional Registrants is c/o J.L. French Automotive Castings, Inc., 4508 IDS Center, Minneapolis, Minnesota 55402 and the primary standard industrial classification code number for each of the additional Registrants is 3714.

              PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20: INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    French Automotive is incorporated under the laws of the State of Delaware.
Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

    Article Six of the Restated Certificate of Incorporation of French Automotive provides that no director of the corporation shall be personally liable to French Automotive or its stockholders for monetary damages arising from a breach of fiduciary duty owed to French Automotive or its stockholders, except for liability (1) for any breach of the director's duty of loyalty to French Automotive or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(3) pursuant to Section 174 of the DGCL or (4) for any transaction from which the director derived an improper personal benefit.

    Article V of French Automotive's Amended and Restated By-laws provides that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter "a proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of French Automotive or is or was serving at the request of French Automotive as a director, officer, employee, fiduciary, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless by French Automotive to the fullest extent which it is empowered to do so unless prohibited from doing so by the DGCL against all expense, liability and loss (including attorney's fees actually and reasonably incurred by such person in connection with such proceeding) and such indemnification shall inure to the benefit of his or her heirs, executors, administrators; provided, however, that French Automotive shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the board of directors of French Automotive. The right to indemnification conferred by French Automotive's By-Laws is a contract right and includes the right to be paid by French Automotive the expenses incurred defending any such proceeding in advance of its final disposition. French Automotive may, by action of its board of directors, provide indemnification to employees and agents of French Automotive with the same scope and effect as the indemnification of its directors and officers.

    Article V of French Automotive's By-laws further provides that the rights to indemnification and to the advancement of expenses conferred in Article V are not exclusive of any other right which any person has under French Automotive's Amended and Restated Certificate of Incorporation or under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

    Section 145 of the DGCL further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145. All of the directors and officers of French Automotive are covered by insurance policies maintained and held in effect by French Automotive against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act.

    French Holdings, Inc. is also incorporated under the laws of the State of Delaware. Under French Holdings, Inc.'s Restated Certificate of Incorporation, it is required to indemnify its directors and officers to the fullest extent authorized by the DGCL. French Holdings' Restated Certificate provides that its directors shall not be personally liable to French Holdings or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to French Holdings or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under
Section 174 of the DGCL, or (4) for any transaction from which the director derived any improper personal benefit.

    J.L. French Corporation and Allotech International, Inc. are both incorporated under the laws of the State of Wisconsin, and as such, are obligated to indemnify their officers and directors in accordance with Wisconsin Corporation Law. Sections 180.0850 to 180.0859 of the Wisconsin Corporate Statutes require a corporation to indemnify any director or officer who is a party to any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration or other proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the corporation or by any other person. A corporation's obligation to indemnify any such person includes the obligation to pay any judgment, settlement, penalty, assessment, forfeiture or fine, including any excise tax assessed with respect to an employee benefit plan, and all reasonable expenses including fees, costs, charges, disbursements, attorney's and other expenses except in those cases in which liability was incurred as a result of the breach or failure to perform a duty which the director or officer owes to the corporation and the breach or failure to perform constitutes: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (2) a violation of criminal law, unless the person has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (3) a transaction from which the person derived an improper personal profit; or (4) willful misconduct.

ITEM 21. EXHIBITS.

(a) The following exhibits are filed as part of this Registration Statement or incorporated by reference herein:


     EXHIBIT NO.                                DESCRIPTION
---------------------                           -----------
         1.1            Purchase Agreement, dated May 25, 1999, among J.L. French
                        Automotive Castings, Inc., and French Holdings, Inc., J.L.
                        French Corporation and Allotech International, Inc.
                        (collectively, the "SUBSIDIARY GUARANTORS") and Banc of
                        America Securities LLC and Chase Securities Inc.
                        (collectively, the "INITIAL PURCHASERS").*

         2.1 Recapitalization Agreement, dated March 29, 1999, by and among J.L. French Automotive Castings, Inc., the stockholders listed on the signature pages thereto and JLF
                        Acquisition LLC.*

         2.2            Amendment No. 1 to Recapitalization Agreement, dated
                        April 21, 1999, by and among J.L. French Automotive
                        Castings, Inc., JLF Acquisition LLC and Windward Capital
                        Partners, L.P.*

         2.3            Stock Purchase Agreement, dated September 10, 1999, among
                        J.L. French Automotive Castings, Inc. and the stockholders and option holders of Nelson Metal Products Corporation identified on the signature pages thereto.

         3.1            Restated Certificate of Incorporation of J.L. French
                        Automotive Castings, Inc.

         3.2            By-laws of J.L. French Automotive Castings, Inc.*

         3.3            Restated Certificate of Incorporation of French
                        Holdings, Inc.*

         3.4            Amended and Restated By-laws of French Holdings, Inc.*

         3.5            Articles of Incorporation of J.L. French Corporation*

         3.6            By-laws of J.L. French Corporation*

         3.7            Articles of Incorporation of Allotech International, Inc.*

         3.8            By-laws of Allotech International, Inc.*

         4.1            Indenture, dated May 28, 1999, by and among J.L. French
                        Automotive Castings, Inc., the Subsidiary Guarantors and
                        U.S. Bank Trust National Association, as trustee.*

         4.2            Registration Rights Agreement, dated May 28, 1999, by and
                        among J.L. French Automotive Castings, Inc., the Subsidiary
                        Guarantors and the Initial Purchasers.*

         5.1 Opinion of Kirkland & Ellis regarding the validity of the securities offered hereby.*

         5.2            Opinion of Olsen, Kloet, Gunderson & Conway.*

         8.1 Opinion of Kirkland & Ellis regarding federal income tax considerations.*

        10.1            Amended and Restated Credit Agreement, dated October 15,
                        1999, among J.L. French Automotive Castings, Inc.,
                        Automotive Components Investments Limited, Morris Ashby
                        Limited, the several banks and other financial institutions from time to time parties to the agreement (the "LENDERS"),
                        Bank of America NT&SA, as syndication agent for the Lenders,
                        Chase Manhattan International Limited, as administrative
                        agent for the English Lenders, and the Chase Manhattan Bank, as administrative agent for the Lenders.*

        10.2            Investor Stockholders Agreement, dated April 21, 1999, by
                        and among J.L. French Automotive Castings, Inc., Onex
                        American Holdings LLC, J2R Partners III and the stockholders listed on the signature pages thereto (the "STOCKHOLDERS
                        AGREEMENT").*

     EXHIBIT NO.                                DESCRIPTION
---------------------                           -----------
        10.3            Registration Agreement, dated April 21, 1999, by and among
                        J.L. French Automotive Castings, Inc. and the investors
                        listed on the signature pages thereto (the "REGISTRATION
                        AGREEMENT").*

        10.4            Management Agreement, dated April 21, 1999, by and between
                        J.L. French Automotive Castings, Inc. and Hidden Creek
                        Industries*

        10.5            Joinder and Rights Agreement, dated October 15, 1999, by and between J.L. French Automotive Castings, Inc., Onex Advisor
                        LLC and each of the other persons listed on the signature
                        pages thereto, relating to the Stockholders Agreement and
                        the Registration Agreement*.

        10.6            Joinder and Rights Agreement, dated October 15, 1999, by and between J.L. French Automotive Castings, Inc. and Tower
                        Automotive, Inc., relating to the Stockholders Agreement and the Registration Agreement.*

        10.7            Sublease Agreement, dated March 25, 1998, by and between
                        J.L. French Corporation and American Bumper & Mfg. Co.*

        10.8            Employment Agreement, dated April 1, 1997, by and between
                        Morris Ashby plc and Paul A. Buckley.*

        10.9            Employment Agreement, dated April 30, 1998, by and between
                        Fundiciones Viuda de Ansola S.A. and Juan Manuel Orbea
                        Soroa.*

        10.10           Employment Agreement, dated April 30, 1998, by and between
                        Ansola Acquisition Corporation, S.R.L. and Juan Manuel
                        Orbea.*

        10.11 Management Stockholders Agreement dated July 16, 1999, by and between J.L. French Automotive Castings, Inc., Onex
                        American Holdings LLC and the individuals named on
                        Schedule I thereto.*

        10.12           Form of Stock Subscription Agreement by and between J.L.
                        French Automotive Castings, Inc. and certain members of management purchasing common stock (including a schedule identifying Subscription Agreements executed by Charles M.
                        Waldon, Paul A. Buckley, Thomas C. Dinolfo, Donald W.
                        Porritt, Lowell E. Shoaf and Stephen R. Southern).*

        10.13           7.50% Convertible Subordinated Promissory Note issued
                        October 14, 1999 by J.L. French Automotive Castings, Inc. to
                        Tower Automotive, Inc.*

        10.14           Stock Purchase Agreement, dated October 14, 1999, by and
                        among J.L. French Automotive Castings, Inc., Onex American
                        Holdings LLC, J2R Partners III and the persons set forth on
                        Schedule A attached thereto.*

        12.1            Statement Regarding Computation of Earnings to Fixed Charges
                        and Pro Forma Earnings to Fixed Charges.*

        21.1            Subsidiaries of J.L. French Automotive Castings, Inc.*

        23.1            Consent of Arthur Andersen LLP.

        23.2            Consent of PricewaterhouseCoopers LLP, Birmingham, United
                        Kingdom.*

        23.6            Consents of Kirkland & Ellis (included in Exhibits 5.1 and
                        8.1).*

        23.7            Consent of Olsen, Kloet, Gunderson & Conway (included in
                        Exhibit 5.2).*

        24.1            Power of Attorney.*

        25.1            Statement of Eligibility of Trustee on Form T-1 under the
                        Trust Indenture Act of 1939 of U.S. Bank Trust National
                        Association.*

     EXHIBIT NO.                                DESCRIPTION
---------------------                           -----------
        27.1            Financial data schedule.*

        99.1            Form of Letter of Transmittal.*

        99.2            Form of Notice of Guaranteed Delivery.*

        99.3            Form of Tender Instructions.*

------------------------

*  Previously filed.

(b) No financial statement schedules are required to be filed herewith pursuant to this Item.

ITEM 22. UNDERTAKINGS.

    (a) The undersigned registrants hereby undertake:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bonafide offering thereof;

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

        (4) The undersigned registrants hereby undertake as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (5) The registrants undertake that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described in

Item 20, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a directors, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue

    (c) The undersigned hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

    (d) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, J.L. French Automotive Castings, Inc. duly caused this Amendment No. 4 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Sheboygan, State of Wisconsin, on the 12(th) day of November, 1999.


                                                       J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

                                                       By:                      *
                                                            -----------------------------------------
                                                                        Charles M. Waldon
                                                              PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                                                             DIRECTOR


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 12(th) day of November, 1999.


                   SIGNATURE                                             TITLE
                   ---------                                             -----
                       *
     --------------------------------------       Chairman and Director
                  S.A. Johnson

                       *
     --------------------------------------       President, Chief Executive Officer (Principal
               Charles M. Waldon                    Executive Officer) and Director

                       *
     --------------------------------------       Treasurer and Chief Financial Officer
               Thomas C. Dinolfo                    (Principal Financial and Accounting Officer)

               /s/ CARL E. NELSON
     --------------------------------------       Director
                 Carl E. Nelson

            /s/ DOUGLAS B. TRUSSLER
     --------------------------------------       Director
              Douglas B. Trussler

                       *
     --------------------------------------       Director
               Dugald K. Campbell

                       *
     --------------------------------------       Director
                A. Kipp Koester

                   SIGNATURE                                             TITLE
                   ---------                                             -----
                       *
     --------------------------------------       Director
                John E. Lindahl

                       *
     --------------------------------------       Director
                 Eric J. Rosen

                       *
     --------------------------------------       Director
                Karl F. Storrie

By:                  /s/ CARL E. NELSON
             ---------------------------------
                       Carl E. Nelson
                      ATTORNEY-IN-FACT

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, French
Holdings, Inc. duly caused this Amendment No. 4 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Sheboygan, State of Wisconsin, on the 12(th) day of November, 1999.


                                                       FRENCH HOLDINGS, INC

                                                       By:                      *
                                                            -----------------------------------------
                                                                        Charles M. Waldon
                                                                      PRESIDENT AND DIRECTOR


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 12(th) day of November, 1999.


                   SIGNATURE                                             TITLE
                   ---------                                             -----
                       *
     --------------------------------------       President, Chief Executive Officer
               Charles M. Waldon                    (Principal Executive Officer) and Director

                       *
     --------------------------------------       Chief Financial Officer and Director
               Thomas C. Dinolfo

               /s/ CARL E. NELSON
     --------------------------------------       Director
                 Carl E. Nelson

By:                  /s/ CARL E. NELSON
             ---------------------------------
                       Carl E. Nelson
                      ATTORNEY-IN-FACT

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, J.L. French Corporation duly caused this Amendment No. 4 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Sheboygan, State of Wisconsin, on the 12(th) day of November, 1999.


                                                       J.L. FRENCH CORPORATION

                                                       By:                      *
                                                            -----------------------------------------
                                                                        Charles M. Waldon
                                                                      PRESIDENT AND DIRECTOR


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 12(th) day of November, 1999.


                   SIGNATURE                                             TITLE
                   ---------                                             -----
                       *
     --------------------------------------       President, Chief Executive Officer
               Charles M. Waldon                    (Principal Executive Officer) and Director

                       *
     --------------------------------------       Chief Financial Officer and Director
               Thomas C. Dinolfo

               /s/ CARL E. NELSON
     --------------------------------------       Director
                 Carl E. Nelson

By:                  /s/ CARL E. NELSON
             ---------------------------------
                       Carl E. Nelson
                      ATTORNEY-IN-FACT

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, Allotech International, Inc. duly caused this Amendment No. 4 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Sheboygan, State of Wisconsin, on the 12(th) day of November, 1999.


                                                       ALLOTECH INTERNATIONAL, INC.

                                                       By:                      *
                                                            -----------------------------------------
                                                                        Charles M. Waldon
                                                                      PRESIDENT AND DIRECTOR


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 12(th) day of November, 1999.


                   SIGNATURE                                             TITLE
                   ---------                                             -----
                       *
     --------------------------------------       President, Chief Executive Officer
               Charles M. Waldon                    (Principal Executive Officer) and Director

                       *
     --------------------------------------       Chief Financial Officer and Director
               Thomas C. Dinolfo

               /s/ CARL E. NELSON
     --------------------------------------       Director
                 Carl E. Nelson

                       *
     --------------------------------------       Director
                Daniel F. Moorse

By:                  /s/ CARL E. NELSON
             ---------------------------------
                       Carl E. Nelson
                      ATTORNEY-IN-FACT

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